UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.  )

Filed by the Registrant ☒       Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

CAESARS ENTERTAINMENT, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

September 15, 2026

Date of Report (Date of earliest event reported)

CAESARS ENTERTAINMENT, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36629	46-3657681
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 West Liberty Street, 12th Floor, Reno, Nevada 89501

(Address of principal executive offices) (Zip Code)

(775) 328-0100

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.00001 par value	CZR	NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

As previously disclosed, on May 27, 2026, Caesars Entertainment, Inc. (the “Company”), Fertitta Gaming Holdco, LLC, a Nevada limited liability company (“Fertitta Entertainment”), Empire Merger Sub, Inc., a Delaware corporation and direct wholly owned subsidiary of Fertitta Entertainment (“Merger Sub”), Landry’s Fertitta, LLC, a Texas limited liability company (“Guarantor”) solely for the purposes of Section 9.14 therein, and Hospitality Headquarters, Inc., a Texas corporation, solely for the purposes of Section 9.14(j) therein, entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which Merger Sub will merge with and into the Company, with the Company continuing as the surviving corporation and direct wholly owned subsidiary of Fertitta Entertainment (the “Merger”).

On September 15, 2026, the Company received a demand letter (the “Demand Letter”) from a purported stockholder of the Company. The Demand Letter seeks to inspect certain books and records of the Company pursuant to Section 220 of the General Corporation Law of the State of Delaware and alleges, among other things, that the Company’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission (the “SEC”) on August 25, 2026 (the “Definitive Proxy Statement”) omits material information regarding the engagement of the Company’s outside legal counsel Latham & Watkins LLP (“Latham”), including concurrent representations by such counsel of Fertitta Entertainment and its affiliates in matters unrelated to the Merger.

The Company believes that the claims asserted in the Demand Letter are without merit, immaterial, and that no further disclosure is required under applicable law. However, in order to avoid the risk of the Demand Letter delaying or adversely affecting the Merger and to minimize the costs, risks and uncertainties inherent in litigation, and without admitting any liability or wrongdoing, the Company has determined to voluntarily supplement the Definitive Proxy Statement as described in this Current Report on Form 8-K (this “Current Report”). Nothing in this Current Report shall be deemed an admission of the legal necessity or materiality under applicable laws of any of the disclosures set forth herein. To the contrary, the Company specifically denies all allegations in the Demand Letter that any additional disclosure was or is required.

Supplemental Disclosures to the Definitive Proxy Statement

The supplemental information contained in this Current Report supplements the disclosures contained in the Definitive Proxy Statement, which should be read in its entirety. Terms used but not defined herein have the meanings ascribed to them in the Definitive Proxy Statement. Without admitting in any way that the disclosures set forth below are material or otherwise required to be disclosed under applicable law, the Company is making the following supplemental disclosures.

Engagement of the Company’s Outside Legal Counsel

Latham serves as the Company’s outside legal counsel in connection with the sale process and the Merger. A separate team of Latham attorneys has represented, and continues to represent, Tilman J. Fertitta and/or certain of his affiliates in matters unrelated to the Merger and to the Company. The legal fees paid or payable to Latham in connection with these unrelated matters are significantly less than the fees expected to be paid to Latham by the Company in connection with the Merger.

Certain Information Regarding Participants

The Company and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies from its stockholders in respect of the proposed transaction under the rules of the SEC. Information regarding the persons who may, under the rules of the SEC, be considered to be participants in the solicitation of the Company’s stockholders in connection with the proposed transaction is set forth in the Definitive Proxy Statement. You may also find additional information regarding the names, affiliations and interests of the Company’s directors and executive officers in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, which was filed with the SEC on February 17, 2026, the Company’s definitive proxy statement for its 2026 annual meeting of stockholders, which was filed with the SEC on April 23, 2026, and, to the extent holdings of the Company’s securities by its directors or executive officers have changed since the amounts set forth in the Company’s definitive proxy statement for its 2026 annual meeting of stockholders, such changes have been or will be reflected on Initial Statement of Beneficial Ownership of Securities on Form 3, Statement of Changes in Beneficial Ownership on Form 4, or Annual Statement of Changes in Beneficial Ownership on Form 5 filed with the SEC. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the Definitive Proxy Statement and other relevant materials filed with the SEC regarding the proposed transaction. Investors should read the Definitive Proxy Statement in its entirety before making any voting or investment decisions.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAESARS ENTERTAINMENT, INC.

Date: September 22, 2026	By:	/s/ Edmund L. Quatmann, Jr.
Edmund L. Quatmann, Jr.
Chief Legal Officer, Executive Vice President and Secretary